UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 29, 2004

                      REAL ESTATE ASSOCIATES LIMITED III
            (Exact name of Registrant as specified in its charter)


            California                0-10673                 95-3547611
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departures  of  Directors  or  Principal  Officers;   Election  of
            Directors; Appointment of Principal Officers.

Real Estate Associates Limited III(the "Partnership") and Peter K. Kompaniez announce that effective October 29, 2004, Mr. Kompaniez resigned from the Board of Directors (the "Board") of National Partnership Investments Corp. the corporate general partner of the Partnership (the "General Partner").

To fill the vacancy created by Mr. Kompaniez's resignation, the sole stockholder of the General Partner has elected Harry Alcock. Mr. Alcock joined the Board of the General Partner on October 29, 2004 immediately following the effectiveness of Mr. Kompaniez's resignation. Mr. Alcock is currently the Executive Vice President of the General Partner.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Real Estate Associates Limited III
                                (a California limited partnership)

                                By: National Partnership Investments Corp.
                                    Corporate General Partner

                                By: /s/Brian H. Shuman
                                    Brian H. Shuman
                                    Senior Vice President and Chief  Financial
                                     Officer


                             Date: November 4, 2004